THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
                                 CREDIT AGREEMENT AND GUARANTY


     THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY dated as of June 30, 1996 ("Third Amendment") among Alliance Entertainment Corp. ("Alliance"), AEC Holdings (UK) Limited ("AEC(UK)"), Castle Communications Limited ("Castle"), each of the BANKS as specified in the Credit Agreement referred to below, each of the GUARANTORS as specified in the Credit Agreement referred to below, and THE CHASE MANHATTAN BANK (successor by merger to the Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors, the "Agent"). Alliance, AEC(UK), and Castle are referred to herein individually as a "Borrower" and collectively as the "Borrowers".

          PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Banks and the Agent have entered into a Third Amended and Restated Credit Agreement and Guaranty dated as of July 25, 1995, as amended by a First Amendment to Third Amended and Restated Credit Agreement and Guaranty dated as of September 30, 1995, and as further amended by a Second Amendment to Third Amended and Restated Credit Agreement and Guaranty dated as of December 31, 1995 (as further modified, amended or supplemented from time to time, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

          Each of the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement. Upon the execution of this Third Amendment by all of the Banks, the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

          (1) The definitions of "Available Proceeds from Subordinated Debt", "Permitted Catalog Acquisition" and "Permitted Catalog Acquisition Amount" are deleted.

          (2) The definition of "Alliance Major Equity Event Proceeds" is amended in its entirety to read as follows:

                         "'Alliance  Major Equity Event  Proceeds' means any and
                 all cash proceeds from an Alliance Major Equity Event received by Alliance."

          (3) The definition of "Cash Consideration" is amended by adding after "notes" in the second line thereof the following: ", and any other assumed liabilities or obligations (other than trade obligations)".

     (4) The definition of "Consolidated Cumulative Extraordinary Non-Cash Charges Plus Charges Associated with Refinancings of Obligations" is amended by adding after "Projections" at the end thereof the following:

          ",  plus  (7)  Seventeen   Million  Nine  Hundred   Thousand   Dollars
    ($17,900,000) to reflect non-recurring charges taken on March 31, 1996 and June 30, 1996.

     (5) The definition of "Consolidated Net Income" is amended in its entirety to read as follows:

     "'Consolidated Net Income' means, for any period, the total of (1) the net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all as determined in accordance with Adjusted GAAP, plus (2) for the period from September 30, 1995 through September 30, 1996, One Million Dollars ($1,000,000), plus (3) for the period from June 30, 1996 through March 31, 1997, Two Million Nine Hundred Thousand Dollars (2,900,000), plus (4) for the period from June 30, 1996 through June 30, 1997, Fifteen Million Dollars ($15,000,000), plus (5) to the extent used to determine net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all non-cash losses of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all non-cash losses of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments, minus (6) to the extent used to determine net income of Alliance and its Consolidated Subsidiaries, on a consolidated basis, all non-cash gains of Alliance and its Consolidated Subsidiaries due to High Inflation Adjustments, provided, that, to the extent the periods specified under (2), (3) or (4) above overlap then all such amounts specified for the overlapping periods are added to net income of Alliance and its Consolidated Subsidiaries during such periods."

          (6) The definition of "Permitted Acquisition" is amended by deleting "(other than a Permitted Catalog Acquisition)" in the fourth line thereof.

          (7) The definition of "Permitted Acquisition Amount" is amended in its entirety to read as follows:

     "'Permitted Acquisition Amount' means (1) during the period from July 1, 1996 to and including December 31, 1996, Twelve Million Dollars ($12,000,000);
(2) during the period from January 1, 1997 to and including December 31, 1997, Fifteen Million Dollars ($15,000,000); and (3) for the Fiscal Year from January 1, 1998 to December 31, 1998, and for each Fiscal Year thereafter, Seventeen Million Dollars ($17,000,000), provided, however, any Permitted Acquisition Amount not used during any of the time periods set forth above may be carried forward to the next succeeding period."

     (8)  The  definition  of  "'Unrestricted   Subsidiary  Major  Equity  Event
Proceeds'" is amended in its entirety to read as follows:

     "'Unrestricted Subsidiary Major Equity Event Proceeds' means any and all cashproceeds from an Unrestricted Subsidiary Major Equity Event received by any such Unrestricted Subsidiary."

     (9) The definition of "Permitted Investment Affiliate Advance" is amended by deleting "Fifteen Million Dollars ($15,000,000)" in the last line thereof and inserting in its place the following: "Twelve Million Five Hundred Thousand Dollars ($12,500,000)".

     (10) Section 2.14., Mandatory Prepayment, is amended by deleting the second paragraph thereof in its entirety and inserting in its place the following:

     "Upon Alliance's receipt of Alliance Major Equity Event Proceeds received on or after July 1, 1996 such Proceeds received on or after July 1, 1996 such Proceeds will be applied as follows: (1) the first Fifty Million Dollars ($50,000,000) to the Revolving Credit Loans, (2) fifty percent (50%) of all Proceeds in excess of the first Fifty Million Dollars ($50,000,000), will be used to prepay the Term Loans on a proportionate basis and such payments will be applied to the scheduled installments of principal on such Term Loans in the inverse order of maturity. Each such prepayment shall be required to be made at the time of receipt of such Proceeds, provided, however, if less than Five Million Dollars ($5,000,000) increments of such Proceeds are received on or about the same time then a prepayment shall not be required to be made until the aggregate of al such unapplied Proceeds equals or exceeds Five Million Dollars ($5,000,000)."

(11) Section 8.08., Reporting Requirements, is amended by renumbering clause "(20)" to be clause "(22)" and inserting after clause "(19)" the following:

     "(20) July 31, 1996 Financial Statements. As soon as available and in any event by August 15, 1996, the consolidated and consolidating balance sheets of Alliance and its Consolidated Subsidiaries as of July 31, 1996, consolidated and consolidating statements of income, statements of stockholders' equity and cash flow statements of Alliance and its consolidated Subsidiaries both for the four month period ending on July 31, 1996 and for the period ending on July 31, 1996 and for the period commencing at the end of the previous Fiscal Year and ending with July 31, 1996, all in reasonable detail and stating in comparative form corresponding unaudited consolidated and consolidating figures for the corresponding date and period in the previous Fiscal Year and all prepared in accordance with then effective generally accepted accounting principles consistently applied and certified by the chief financial officer of Alliance.

     As soon as available and in any event by August 15, 1996, the consolidated and consolidating balance sheets of Alliance and its Consolidated Subsidiaries as of July 31, 1996, consolidated and consolidating statements of income, statements of stockholders' equity and cash flow statements of Alliance and its Consolidated Subsidiaries both for the four month period ending on July 31, 1996, and for the period commencing at the end of the previous Fiscal Year and ending with July 31, 1996, all in reasonable detail and stating in comparative form corresponding unaudited consolidated and consolidating figures for the corresponding date and period in the previous Fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of Alliance.

     As soon as available and in any event by August 15, 1996, the consolidated and consolidating balance sheets of Alliance and its Consolidated Subsidiaries as of July 31, 1996, consolidated and consolidating statements of income, statements of stockholders' equity and cash flow statements of Alliance and its Consolidated Subsidiaries both for the four month period ending on July 31, 1996 and for the period commencing at the end of the previous Fiscal Year and ending with July 31, 1996, all in reasonable detail and all prepared in accordance with Adjusted GAAP consistently applied and certified by the chief financial officer of Alliance.

           (21) July 31, 1996 Certificate of No Default. Simultaneously with the delivery of the financial statements referred to in clause (20) above, a certificated of the chief financial officer of Alliance (a) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (b) with computations demonstrating compliance with the covenants contained in Article X, (c) with all information required to determine compliance with Section 9.09, and (d) with all information required to determine the amount of each of the following to determine compliance with each of the following to determine compliance with each of the following Sections: the exception under (3) to 9.02, the exception under (2) to 9.06, the exceptions under (3) to 9.08, and the exceptions under (5), (6), (7) and (8) to 9.12."

     (12) Section 10.02., Consolidated leverage Ratio, is amended by (i) deleting "exceed Twenty Million Dollars ($20,000,000)" in the third and fourth lines thereof and inserting in its place the following: "received on or after July 1, 1996 equals or exceeds Forty-Two Million Dollars ($42,000,000)", and
(ii) deleting the second and third paragraphs thereof and inserting in their place the following:

     "After the receipt by Alliance or any Subsidiary of Alliance on or after July 1, 1996 of Major Equity Event Proceeds where the aggregate of all such Proceeds equals or exceeds Forty-Two Million Dollars ($42,000,000), Alliance and its Consolidated Subsidiaries shall have as of each Quarterly Date a ratio of
(1) Consolidated Total Liabilities to (2) the sum of (a) Consolidated Net Worth plus (b) Consolidated Cumulative Extraordinary Non-Cash Charges and Charges Associated with Refinancing of Obligations of not greater than the ratio specified below for such date:

                    Date                             Ratio

               September 30, 1996                 3.95 to 1.00
               December 31, 1996                  3.75 to 1.00
               March 31, 1997                     3.80 to 1.00
               June 30, 1997                      3.80 to 1.00

               September 30, 1996                  3.80 to 1.00
               December 31, 1997                   3.80 to 1.00
               March 31, 1998                      3.65 to 1.00
               June 30, 1998                       3.65 to 1.00
               September 30, 1998                  3.65 to 1.00
               December 31, 1998                   3.65 to 1.00
               March 31, 1999                      3.60 to 1.00
               June 30, 1999                       3.60 to 1.00
               September 30, 1999                  3.60 to 1.00
               December 31, 1999                   3.60 to 1.00
               March 31, 2000                      3.45 to 1.00
               June 30, 2000                       3.45 to 1.00
               September 30, 2000                  3.45 to 1.00
               December 31, 2000                   3.45 to 1.00
               March 31, 2001                      3.45 to 1.00
               June 30, 2001                       3.45 to 1.00

          (7) Section 10.03., Consolidated Cash Flow Coverage Ratio, is amended by (i) deleting "Twenty Million Dollars ($20,000,000) or more" in the third line thereof and inserting in its place the following: "on or after July 1, 1996 Forty-Two Million Dollars ($42,000,000)", and (ii) deleting the second paragraph thereof and inserting in its place the following:

     "After the receipt by Alliance or any Subsidiary of Alliance on or after July 1, 1996 of Major Equity Event Proceeds where the aggregate of all such Proceeds equals or exceeds Forty-Two Million Dollars ($42,000,000), Alliance and its Consolidated Subsidiaries shall have for each period specified below a Consolidated Cash Flow Coverage Ratio of not less than the ratio specified below for such period:

                 Period                           Ratio

            For the four quarters             1.00 to 1.00
            (taken as a whole) ended on
            September 30, 1996

            For the four quarters              1.15 to 1.00
            (Taken as a whole) ended on
            December 31, 1996

            For the four quarters              1.05 to 1.00
            (Taken as a whole) ended on Each
            Quarterly Date from March 31, 1997
            through December 31, 1997

            For the four quarters              1.10 to 1.00

            (taken as a whole) ended on
            March 31, 1998 and on each
            Quarterly Date thereafter

          (8) Section 10.04., Consolidated Minimum Net Worth, is amended by adding at the end thereof the following:

           "After the receipt by Alliance or any Subsidiary of Alliance on or after July 1, 1996 of Major Equity Event Proceeds where the aggregate of all such Proceeds equals or exceeds FortyTwo Million Dollars ($42,000,000), Alliance and its Consolidated Subsidiaries shall have for each period specified below Consolidated Net Worth of not less than the amount specified below for such period:

                    "Period"                         Amount

              September 30, 1996 to and           $149,000,000
              including December 30, 1996

              December 31, 1996 to and            $157,000,000
              including December 30, 1997

              December 31, 1997 to and            $167,000,000
              including December 30, 1998

              December 31, 1998 to and            $176,000,000
              including December 30, 1999

              December 31, 1999 to and            $186,000,000
              including December 30, 2000

              December 31, 2000 and               $207,000,000
              at all times thereafter

          (9) Section 10.05., Consolidated Minimum Interest Coverage Ratio, is amended by (i) deleting "Twenty Million Dollars ($20,000,000) or more" in the third and fourth lines thereof and inserting in its place the following: "on or after July 1, 1996 Forty-Two Million Dollars ($42,000,000)", and (ii) deleting the second paragraph thereof and inserting in its place the following:

     "After the receipt by Alliance or any Subsidiary of Alliance on or after July 1, 1996 of Major Equity Event Proceeds where the aggregate of all such Proceeds equals or exceeds Forty-Two Million Dollars ($42,000,000), Alliance and its Consolidated Subsidiaries shall have for each period specified below a ratio of (1) Consolidated Earnings Before Interest, Taxes and Amortization, to (2) Adjusted Consolidated Interest Expense, of not less than the ratio specified below for such period:

            "Period                                 Ratio

            For the four quarters               1.125 to 1.00
            (Taken as a whole) ended on
            September 30, 1996

            For the four quarters                1.70 to 1.00
            (taken as a whole) ended on
            December 31, 1996

            For the four quarters                2.10 to 1.00
            (taken as a whole) ended on
            each  Quarterly  Date during
            the period from January 1, 1997
            through December 31, 1997

            For the four quarters                2.30 to 1.00
            (taken as a whole)ended on each
            Quarterly  Date during the period
            from January 1, 1998 through
            December 31, 1998

            For the four quarters                 2.60 to 1.00
            (Taken as a whole)ended on each
            Quarterly  Date during the period
            from January 1, 1999 through
            December 31, 1999

            For the four quarters                 3.00 to 1.00"
            (taken as a whole) ended on
            January 1, 2000 and on
            each Quarterly Date thereafter

          SECTION 2. Deferral of Financial Covenant Measurement. Alliance and its Consolidated Subsidiaries have requested that the Banks (1) defer measuring compliance by Alliance and its Consolidated Subsidiaries with each of the financial covenants set forth in Article X, Financial Covenants, of the Credit Agreement (other than Sections 10.01 and 10.06) to be measured on June 30, 1996 until July 31, 1996 so that the standards for financial performance for Alliance and its Consolidated Subsidiaries would be measured on July 31, 1996 based upon the requirements set forth in the Credit Agreement for June 30, 1996 ("Deferred Financial Covenants"), and (2) waive both compliance with each of the Deferred Financial Covenants as of July 31, 1996 and compliance with Sections 8.08(20), "July 31, 1996 Financial Statements", and 8.08(21), "July 31, 1996 Certificate of No Default", if Alliance or any Subsidiary of Alliance receives Major Equity Event Proceeds after July 1, 1996 but before July 31, 1996 where the aggregate of all such Proceeds equals or exceeds Forty-Two Million Dollars

($42,000,000) ("Financial Covenant Noncompliance").

          Each of the Banks agree to the foregoing Deferred Financial Covenants and Financial Covenant Noncompliance.

          SECTION 3. Additional Amendments to Financial Covenants. Promptly, and in any event not later than five (5) Banking Days after (1) the initial receipt by Alliance or any Subsidiary of Alliance of Major Equity Event Proceeds on or after July 1, 1996 where the aggregate of all such Proceeds exceeds Forty-Two Million Dollars ($42,000,000), and (2) the subsequent receipt by Alliance or any Subsidiary of Alliance of Major Equity Event Proceeds where the aggregate of all such Proceeds exceeds a multiple of Five Million Dollars ($5,000,000), Alliance agrees to submit revised projections to each of the Banks reflecting the receipt and use of such Proceeds. The revised projections will be prepared using the same assumptions and methodology as those used to prepare the projections submitted to the Banks on June 18, 1996 ("Revised Projections"). All parties to the Credit Agreement agree to enter, promptly after receipt of Revised Projections, into an amendment to the Credit Agreement, in form and substance satisfactory to the Banks and the Agent, which will amend the existing financial covenants set forth in Sections 10.02, 10.03, 10.04 and 10.05 so that each such covenant will be equal to the amount or ratio specified in the Revised Projections multiplied by the percentage set forth in Exhibit A hereto; provided, however, no Bank will be required to enter into such an amendment which could result in a change to any financial covenant such that such financial covenant is less restrictive than the existing financial covenant.

          Notwithstanding the foregoing, after the receipt by Alliance or any Subsidiary of Alliance on or after July 1, 1996 of Major Equity Event Proceeds where the aggregate of all such Proceeds exceeds Fifty Million Dollars ($50,000,000), the aforesaid amendment to the Credit Agreement shall provide for such existing financial covenants will be amended so that each such covenant to be equal to the amount or ratio specified in the Revised Projections submitted in connection with such Proceeds multiplied by a percentage (up to a maximum of one hundred percent (100%) which shall be determined by the Banks in their sole discretion.

     SECTION 4. Condition of Effectiveness. This Third Amendment shall become effective as of the date on which each of the following conditions has been fulfilled:

     (1) This Third Amendment. The Borrowers, the Guarantors, the Required Banks and the Agent shall each have executed and delivered this Third Amendment.

     (2) Inventory and Accounts Receivable Analysis. An analysis of the inventory and accounts receivable of each of Jerry Bassin, Inc. and CD One Stop shall have been completed by M.R. Weiser & Co. and the results of such analysis shall be acceptable to the Banks in their sole discretion.

     (3) Amendment Fee. Alliance shall have paid to the Agent an amendment fee in the amount of Four Hundred Eighty-Five Thousand Dollars ($485,000) for the account of the Banks, and the Agent will deliver to each Bank its Pro Rata Share of such fee.

     (4) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of Alliance dated the date hereof stating that, after giving effect to this Third Amendment and the transactions contemplated hereby:

     (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct; and

     (b) No Default or Event of Default has occurred and is continuing.

     (5) Additional Documentation. The Agent and each Bank shall have received such other approvals, opinions or documents as the Agent or such Bank may reasonably request.

           SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           SECTION 6. Costs, Expenses and Taxes. Alliance agrees to reimburse the Agent and each Bank on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Agent and each Bank) incurred by the Agent and each Bank in connection with the preparation, reproduction, execution and delivery of this Third Amendment and any other instruments and documents to be delivered hereunder. In addition, Alliance shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Third Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 7. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     SECTION 9. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.


ALLIANCE ENTERTAINMENT CORP.


By       /s/ Elliot B. Newman
- ------------------------------------------
Name:    Elliot B. Newman
Title:   Senior Executive Vice President


AEC ONE STOP GROUP, INC.


By
- -----------------------------------------
Name:    Anil K. Narang
Title:   Vice Chairman, President and
         Chief  Financial Officer


PASSPORT DISTRIBUTION, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COMMUNICATIONS (U.S.), INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COMMUNICATIONS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

EXECUSOFT, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CONCORD JAZZ, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

THE JAZZ ALLIANCE, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

PASSPORT MUSIC WORLDWIDE, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President


AEC ACQUISITION CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

AEC AMERICAS, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

ALLIANCE VENTURES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

PREMIER ARTISTS SERVICES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

PREMIER SIGNATURES, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

FL ACQUISITION CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DISQUEMUSIC COMERCIAL IMPORTADORA
    LTDA.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

BRASISON DISTRIBUIDORA DE DISCOS LTDA.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

AEC HOLDINGS (UK) LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:       Executive Vice President

CASTLE COMMUNICATIONS (DEUTSCHLAND)


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

THE ST. CLAIR ENTERTAINMENT GROUP INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

A.E. LAND CORP.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DOJO LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

HENDRING LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

EASTERN LIGHT PRODUCTIONS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

WHITE METAL MUSIC LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

CASTLE COPYRIGHTS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

KAZ RECORDS LIMITED


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

INDEPENDENT NATIONAL DISTRIBUTORS INC.


By:
- ---------------------------------------------------------
Name:       Christopher J. Joyce
Title:      Executive Vice President

ONE WAY RECORDS, INC.


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B. Newman
Title:      Executive Vice President

DEJA VU MUSIC,


By:   /s/ Elliot B. Newman
- ---------------------------------------------------------
Name:       Elliot B.  Newman
Title:      Executive Vice President

THE CHASE MANHATTAN BANK, N.A.,
      as Bank

By:   /s/Maria B. Florez
- ---------------------------------------------------------
Name:       Maria B. Florez
Title:      Vice President

THE CHASE MANHATTAN BANK, N.A.,
    (London Branch) as Bank

By:   /s/Maria B. Florez
- ---------------------------------------------------------
Name:       Maria B. Florez
Title:      Vice President

CREDITANSTALT CORPORATE FINANCE, INC.


By:  /s/Gregory F. Mathis
- ---------------------------------------------------------
Name:    Gregory F. Mathis
Title:   Vice President

By: /s/Geoffrey D. Spillano
- ---------------------------------------------------------
Name:    Geoffrey D. Spillano
Title:   Senior Associate

CREDITANSTALT - BANKVEREIN,
      (London Branch)

By:    /s/M.A. Bowles
- --------------------------------------------------------
Name:     M.A. Bowles
Title:    Senior Manager

By:   /s/D. Gayler
- ---------------------------------------------------------
Name:     D Gaylor
Title:    Senior Manager

THE FIRST NATIONAL BANK OF CHICAGO


By:     /s/John Runger
- ---------------------------------------------------------
Name:     John Runger
Title:    Managing Director

THE FIRST NATIONAL BANK OF CHICAGO
     (London Branch)

By:
- ---------------------------------------------------------
Name:
Title:

IBJ SCHRODER BANK & TRUST COMPANY
     (London Branch)

By:    /s/Charles B. Fears
- ---------------------------------------------------------
Name:     Charles B. Fears
Title:    Vice President

NATIONAL BANK OF CANADA


By:    /s/J. Michael Smith
- ---------------------------------------------------------
Name:     J. Michael Smith
Title:    Vice President

By:    /s/Jerry Salos
- ---------------------------------------------------------
Name:     Jerry Salos
Title:    Vice President

EUROPEAN AMERICAN BANK


By:     /s/Robert G. Maichin
- ---------------------------------------------------------
Name:      Robert G. Maichin
Title:     Assistant Vice President

ABN AMRO BANK N.V.


By:
- ---------------------------------------------------------
Name:
Title:

BANK OF AMERICA NATIONAL TRUST AND
 SAVINGS ASSOCIATION

By:     /s/Russell D. Solomon
- ---------------------------------------------------------
Name:     Russell D. Solomon
Title:    Vice President

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION (London Branch)

By:    /s/Russell D. Solomon
- ---------------------------------------------------------
Name:     Russell D. Solomon
Title:    Vice President

GIROCREDIT BANK
 AKTIENGESELLSCHAFT der
 SPARKASSEN, Grand Cayman Island Branch


By:   /s/Anca Trifan
- ---------------------------------------------------------
Name:   Anca Trifan
Title:  Vice President

By:
- ---------------------------------------------------------
Name:
Title:

NATIONAL CITY BANK

By:     /s/Lisa Beth Lisi
- ---------------------------------------------------------
Name:     Lisa Beth Lisi
Title:    Account Officer

FIRST SOURCE FINANCIAL, LLP.


By:     /s/James W. Wilson
- ---------------------------------------------------------
Name:     James W. Wilson
Title:    Senior Vice President

THE BANK OF NOVA SCOTIA


By:    /s/Brian Allen
- ---------------------------------------------------------
Name:     Brian Allen
Title:    Senior Relationship Manager

SCOTIABANK (U.K.) LTD.


By:   /s/ Barry Hodges
- ---------------------------------------------------------
Name:     Barry Hodges
Title:    Relationship Manager


THE CHASE MANHATTAN BANK, N.A.,
         as Agent

By:    /s/ Marie B. Florez
- ---------------------------------------------------------
Name:    Marie B. Florez
Title:   Vice President